FEDERATED INTERMEDIATE MUNICIPAL TRUST
(A Portfolio of Intermediate Municipal Trust)
Institutional Shares
Class Y Shares
_____________________________________________________________________
Supplement to Statement of Additional Information dated July 31, 2009.

At its meeting in August 2009, the Board of Directors of Intermediate Municipal Trust approved a change in the custodian for Federated Intermediate Municipal Trust (“Fund”) from State Street Bank and Trust Company to The Bank of New York Mellon. The change in custodian is expected to occur on or about October 30, 2009.

Effective as of the change in custodian to The Bank of New York Mellon, the following changes in the Fund’s Statement of Additional Information dated July 31, 2009 should be made.

1. Please replace the section entitled “CUSTODIAN” with the following:

CUSTODIAN
The Bank of New York Mellon, New York, New York, is custodian for the securities and cash ofthe Fund.

2.  Under the section entitled “ADDRESSES” please replace the section entitled “Custodian, Transfer Agent and Dividend Disbursing Agent” with the following:

Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent and Dividend Disbursing Agent
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

3. Under the section entitled “APPENDIX” please replace the section entitled “CUSTODIAN” with the following:

CUSTODIAN
The Bank of New York Mellon

                                                                                                August 25, 2009

Intermediate Municipal Trust
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor

Cusip 458810108
Cusip 458810603

41027 (08/09)